UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2016

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street, Suite 310 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 9, 2016, American Midstream Partners, LP issued a press release announcing its financial results for the three months ended March 31, 2016. A copy of the press release covering such announcement and certain other matters is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K and Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other SEC reports of American Midstream Partners, LP, including that actual events or results may differ materially from those in the forward-looking statements.

Additionally, the press release contains financial measures that are not presented in accordance with generally accepted accounting principles ("GAAP") for the applicable periods presented, including gross margin, adjusted EBITDA and distributable cash flow for the Partnership and segment gross margin for each of the Partnership’s three business segments. The most directly comparable GAAP financial measure to gross margin, adjusted EBITDA, distributable cash flow and segment gross margin is net income (loss) attributable to the partnership, which is presented in the attached press release and prominently below for the applicable periods presented.

American Midstream Partners, LP and Subsidiaries
GAAP Financial Measures
(Unaudited, in thousands)

	Three months ended March 31,
	2016	2015
Net income (loss) attributable to the Partnership	$(3,951)	$826

The information in this report, including the Exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as specifically identified therein as being incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

American Midstream Partners, LP (the Partnership) intends to consolidate its corporate offices to Houston Texas, including the positions of Chief Financial Officer and Chief Accounting Officer. Daniel C. Campbell, the Partnership's Chief Financial Officer, and Tom L. Brock, the Partnership's Chief Accounting Officer, have notified the Partnership that they do not intend to relocate to Houston. Neither Mr. Campbell nor Mr. Brock have resigned from their respective positions. The Partnership is in the process of appointing successors for Mr. Campbell and Mr. Brock and each of Mr. Campbell and Mr. Brock have indicated their intent to remain with the Partnership through the appointment of their respective successors and to assist in the transition of responsibilities, as requested.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

See “Index to Exhibits” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

By: American Midstream GP, LLC,
its General Partner
Date:
May 9, 2016	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	American Midstream Partners, LP press release dated	May 9, 2016